                                                                  EXECUTION COPY

                                AMENDMENT NO. 3
                       TO MULTICURRENCY CREDIT AGREEMENT
                           Dated as of March 20, 1998

     THIS AMENDMENT NO. 3 TO MULTICURRENCY CREDIT AGREEMENT ("AMENDMENT") is made as of March 20, 1998 by and among BRIGHTPOINT, INC. ("BRIGHTPOINT"), BRIGHTPOINT INTERNATIONAL LTD., the subsidiary borrowers from time to time party thereto (collectively, the "BORROWERS"), the guarantors from time to time party thereto (the "GUARANTORS"), the financial institutions listed on the signature pages hereof as lenders (the "LENDERS"), BANK ONE, INDIANA, NATIONAL ASSOCIATION, in its individual capacity as a Lender and as syndication agent (the "SYNDICATION AGENT"), and THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity as a Lender and as administrative agent (the "ADMINISTRATIVE AGENT"; and together with the Syndication Agent, the "AGENTS") on behalf of the Lenders under that certain Multicurrency Credit Agreement dated as of June 24, 1997 by and among the Borrowers, the Guarantors, the Lenders and the Agents, as amended by that certain Waiver and Amendment No. 1 dated as of November 15, 1997, that certain Amendment No. 2 dated as of February 25, 1998, and by the letter agreement dated August 8, 1997, (as so modified, and as further amended, modified or restated, the "CREDIT AGREEMENT"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

     WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents are parties to the Credit Agreement;

     WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects; and

     WHEREAS, the Lenders and the Agents are willing to amend the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Lenders and the Agents have agreed to the following amendments to the Credit Agreement.

     1. Amendments to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

     1.1. Applicable Margins. The pricing grid used to determine the "Applicable Margins", "Applicable Facility Fee" and "Applicable Letter of Credit Fee" as set forth in Section 2.8(b) (i) of the Credit Agreement shall be amended and restated to read as follows:



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
                      Level I            Level II            Level III           Level IV            Level V
Leverage Ratio          4.00 to 1.00     > 4.00 to 1.00        3.00 to 1.00      > 2.00 to 1.00        1.00 to 1.00
                                         and                 and                 and
                                           3.00 to 1.00        2.00 to 1.00      > 1.00 to 1.00

Applicable Facility
  Fee                   0.25%              0.20%               0.15%               0.125%              0.10%

Applicable Fixed
  Rate Margin           1.125%             0.925%              0.725%              0.50%               0.40%

Applicable Floating
  Rate  Margin              0%                 0%                  0%                 0%                  0%

Applicable Letter
  of Credit Fee         1.125%             0.925%              0.725%              0.50%               0.40%

     1.2. Section 6.4 (D) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     (D) Maximum Leverage and  Senior Debt Ratios.

           (1) Brightpoint shall not permit the ratio ("LEVERAGE RATIO") of (i) the sum of (a) Indebtedness of Brightpoint and its consolidated Subsidiaries for borrowed money and (b) Capitalized Lease Obligations to
      (ii) EBITDA to be greater than 5.00 to 1.00 at the end of each fiscal quarter ending on or after December 31, 1997 through and including December 31, 1998 and 4.50 to 1.00 at the end of each fiscal quarter thereafter. The Leverage Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (A) for Indebtedness (including Permitted Subordinated Indebtedness), Indebtedness as of the last day of each such fiscal quarter; and (B) for EBITDA, the actual amount for the two-quarter period ending on such day times two.

           (2) Brightpoint shall not permit the ratio ("SENIOR DEBT RATIO") of
      (i) the sum of (a) Indebtedness other than the Permitted Subordinated Indebtedness of Brightpoint and its consolidated Subsidiaries for borrowed money and (b) Capitalized Lease Obligations to (ii) EBITDA to be greater than 3.50 to 1.00 at the end of each fiscal quarter ending on or after December 31, 1997. The Senior Debt Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (A) for Indebtedness, Indebtedness other than the Permitted Subordinated Indebtedness as of the last day of each such fiscal quarter; and (B) for EBITDA, the actual amount for the two-quarter period ending on such day times two.


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     1.3 Section 6.4 (E) of the Credit Agreement is hereby amended and restated
to read in its entirety as follows:

     (E) Current Asset Coverage Ratio. Brightpoint shall maintain a ratio ("CURRENT ASSET COVERAGE RATIO") of (i) the sum of (a) Receivables (including Receivables generated through contract financing engaged in by Brightpoint, but excluding Receivables owing from any consolidated Subsidiary), (b) Inventory (excluding any Inventory held with respect to contract financing engaged in by Brightpoint) and (c) cash and Cash Equivalents in each case maintained by Brightpoint and BPI in the United States to (ii) the sum of (a) Indebtedness other than Permitted Subordinated Indebtedness of Brightpoint and its consolidated Subsidiaries for borrowed money and (b) Capitalized Lease Obligations to be greater than 0.75 to 1.00 at the end of any fiscal quarter.

     2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if, the Administrative Agent shall have received each of the following:

           (a) duly executed originals of this Amendment from the Borrowers, the Guarantors and each of the Lenders; and

           (b) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

     3. Representations and Warranties of the Borrowers. As of the effectiveness of this Amendment, the Borrowers hereby represent and warrant:

     (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

     (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all representations and warranties made in the Credit Agreement and other Loan Documents, and agree that all such representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

     5. Reference to the Effect on the Credit Agreement.

     (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     6. Costs and Expenses. The Borrowers agree to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.

     7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

     8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     10. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

     11. Reaffirmation of Guaranties and other Loan Documents. Each of the Guarantors, without in any way establishing a course of dealing, as evidenced by its signature below, hereby consents to the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment shall not limit or diminish the obligations of such Guarantor under the Credit Agreement or any other Loan Documents, (iii) reaffirms its obligations under the Credit Agreement and other Loan Documents, and (iv) agrees that such obligations remain in full force and effect and is hereby ratified and confirmed.



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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.



                                        BRIGHTPOINT, INC.
                                        as a Borrower and Guarantor

                                        By: /s/ Steven E. Fivel
                                            -------------------------------
                                        Name: Steven E. Fivel
                                        Title: E.V.P. General Counsel and
                                               Secretary


                                        BRIGHTPOINT INTERNATIONAL LTD.
                                        as a Borrower and Guarantor

                                        By: /s/ Steven E. Fivel
                                            -------------------------------
                                        Name: Steven E. Fivel
                                        Title: E.V.P. General Counsel and
                                               Secretary


                                        BRIGHTPOINT (UK) LIMITED,
                                        as a Subsidiary Borrower and Guarantor

                                        By: /s/ Steven E. Fivel
                                            -------------------------------
                                        Name: Steven E. Fivel
                                        Title: Authorized Signatory


                                        BRIGHTPOINT AUSTRALIA PTY. LIMITED,
                                        as a Subsidiary Borrower and Guarantor

                                        By: /s/ Steven E. Fivel
                                            -------------------------------
                                        Name: Steven E. Fivel
                                        Title: Authorized Signatory

                                        BRIGHTPOINT CHINA LIMITED,
                                        as a Subsidiary Borrower and Guarantor

                                        By: /s/ Steven E. Fivel
                                            -----------------------------------
                                        Name: Steven E. Fivel
                                        Title: Authorized Signatory



                                        BRIGHTPOINT EMA LIMITED,
                                        as a Guarantor

                                        By: /s/ Steven E. Fivel
                                            -----------------------------------
                                        Name: Steven E. Fivel
                                        Title: Authorized Signatory


                                        BRIGHTPOINT AUSTRALASIA PTY.  LIMITED,
                                        as a Guarantor

                                        By: /s/ Steven E. Fivel
                                            -----------------------------------
                                        Name: Steven E. Fivel
                                        Title: Authorized Signatory



                                        BRIGHTPOINT INTERNATIONAL (ASIA
                                        PACIFIC) PTE LTD., as a Guarantor

                                        By: /s/ Steven E. Fivel
                                            -----------------------------------
                                        Name: Steven E. Fivel
                                        Title: Authorized Signatory



                                        BRIGHTPOINT F.S.C. INC.,
                                        as a Guarantor

                                        By: /s/ Steven E. Fivel
                                            -----------------------------------
                                        Name: Steven E. Fivel
                                        Title: Authorized Signatory

                                        RPS INDUSTRIES COMPANY LIMITED,
                                        as a Guarantor

                                        By: /s/ Steven E. Fivel
                                            --------------------------------
                                        Name: Steven E. Fivel
                                        Title: Authorized Signatory

                                        THE FIRST NATIONAL BANK OF CHICAGO
                                        as the Administrative Agent, an
                                        Issuing Lender, the Swing Line Lender,
                                        an Alternate Currency Agent and
                                        as a Lender

                                        By: /s/
                                            -----------------------------------
                                        Name:
                                        Title:

                                        BANK ONE, INDIANA, NATIONAL ASSOCIATION
                                        as the Syndication Agent, an Issuing
                                        Lender and as a Lender

                                        By: /s/
                                            -----------------------------------
                                        Name:
                                        Title:

                                        BANK BOSTON, N.A.
                                        as a Lender

                                        By: /s/
                                            -----------------------------------
                                        Name:
                                        Title:

                                        CORESTATES BANK, N.A.
                                        as a Lender

                                        By: /s/
                                            -----------------------------------
                                        Name:
                                        Title:

                                        SUNTRUST BANK OF CENTRAL FLORIDA,
                                        NATIONAL ASSOCIATION
                                        as a Lender

                                        By: /s/
                                            -----------------------------------
                                        Name:
                                        Title:

                                        THE BANK OF NOVA SCOTIA
                                        as a Lender

                                        By: /s/
                                            -----------------------------------
                                        Name:
                                        Title:
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                                        CREDIT LYONNAIS CHICAGO BRANCH
                                        as a Lender

                                        By: /s/
                                            ----------------------------------
                                        Name:
                                        Title:

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.
                                        CHICAGO BRANCH
                                        as a Lender

                                        By: /s/
                                            ----------------------------------
                                        Name:
                                        Title:

                                        THE FUJI BANK, LIMITED
                                        as a Lender

                                        By: /s/
                                            ----------------------------------
                                        Name:
                                        Title: